Vertex Energy, Inc. 10-Q/A

EXHIBIT 10.4

LIMITED CONSENT

THIS LIMITED CONSENT (this “Limited Consent”) is made as of March 28, 2024, by and among Vertex Refining Alabama LLC, a Delaware limited liability company (the “Borrower”), Vertex Energy, Inc., a Nevada corporation (the “Parent”), each of Parent’s direct and indirect Subsidiaries listed on the signature pages hereto other than Excluded Subsidiaries (collectively, the “Subsidiary Guarantors” and each, individually, a “Subsidiary Guarantor”; the Subsidiary Guarantors, together with Parent, each a “Guarantor” and collectively, the “Guarantors”), Cantor Fitzgerald Securities, as administrative agent and collateral agent (the “Agent”) under the Loan Agreement, and the Lenders (as such terms are defined below) party hereto. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement or Prior Limited Consent, as applicable (each as defined below).

W I T N E S S E T H

WHEREAS, reference is made to that certain Loan and Security Agreement, dated as of April 1, 2022 (as amended by that certain Amendment Number One to Loan and Security Agreement, dated as of May 26, 2022, that certain Amendment Number Two to Loan and Security Agreement, dated as of September 30, 2022, that certain Amendment Number Three to Loan and Security Agreement, dated as of January 8, 2023, that certain Amendment Number Four and Consent and Waiver to Loan and Security Agreement, dated as of May 26, 2023, and that certain Amendment Number Five to Loan and Security Agreement, dated as of December 28, 2023, and as may be further amended from time to time, the “Loan Agreement”), by and among the Borrower, the Parent, the Guarantors from time to time party thereto, the Lenders from time to time party thereto and the Agent;

WHEREAS, Borrower, the Parent, the Lenders from time to time party thereto and the Agent previously entered into that certain Limited Consent, dated as of March 22, 2024 (the “Prior Limited Consent”), with respect to the Specified Sale (as defined therein);

WHEREAS, notwithstanding Section 2.6(a)(iv) of the Loan Agreement and Section 1(b) of the Prior Limited Consent, the Loan Parties have requested that the Agent and the Lenders consent to the postponement of the mandatory prepayment with respect to the Specified Sale otherwise due on April 1, 2024 until April 15, 2024 (the “March 2024 Mandatory Prepayment”), in accordance with the terms contained in the Prior Limited Consent and this Limited Consent (the “Mandatory Prepayment Consent”);

WHEREAS, notwithstanding Sections 2.4(a) and (b) of the Loan Agreement, the Loan Parties have requested that the Agent and the Lenders consent to the postponement of the interest and principal payments with respect to the Term Loans otherwise due on the last Business Day of the calendar quarter ending March 31, 2024, until April 15, 2024 (the “March 2024 Interest Payment” and the “March 2024 Principal Payment”), in each case, in accordance with the terms contained in this Limited Consent (collectively, the “Payment Consents”, and together with the Mandatory Prepayment Consent, collectively, the “Specified Consents”); and

WHEREAS, upon the terms and conditions set forth herein, the Agent and the Lenders have agreed to provide the Specified Consents, subject to the terms and conditions of this Limited Consent.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto agree as follows:

1.	Limited Consent.

(a)	In reliance upon the representations and warranties of each Loan Party set forth in Section 3 below, Agent and each Lender under the Loan Agreement hereby provides the Specified Consents by (i) granting the extension of the mandatory prepayment as required under Section 2.6(a)(iv) of the Loan Agreement and Section 1(b) of the Prior Limited Consent otherwise due on April 1, 2024 to April 15, 2024 and (ii) granting the extension of the principal and interest payments as required under Sections 2.4(a) and (b) of the Loan Agreement, in each case, otherwise due on the last Business Day of the calendar quarter ending March 31, 2024, to April 15, 2024. After giving effect to this Limited Consent, the failure to make any or all of the Specified Payments prior to April 15, 2024 shall not constitute a Default under the Loan Agreement. For the avoidance of doubt, (x) if any of the Specified Payments are not made by April 15, 2024 (or such later date to which all Lenders shall agree in their sole discretion which may be by e-mail), then such failure shall constitute an immediate Event of Default and (y) the principal amount underlying each of the Specified Payments shall continue to accrue interest from the date of the last interest payment until the date such Specified Payments are paid in full to the Agent for the benefit of the Lenders and such accrued interest shall be payable on the date upon which such Specified Payment is made. As used herein, “Specified Payments” means the March 2024 Mandatory Prepayment, the March 2024 Interest Payment or the March 2024 Principal Payment, individually or collectively, as the context may require.

(b)	Notwithstanding this Limited Consent, for the avoidance of doubt, for the purposes of Section 2.6(a)(iv) of the Loan Agreement, no reinvestment right shall apply to the proceeds of the Specified Sale without prior Lenders’ consent.

(c)	Each of the Loan Parties (other than Borrower and the Parent) hereby ratifies all actions taken to date by the Borrower and the Parent with respect to the Prior Limited Consent as if they were party thereto.

(d)	The foregoing is a limited consent. Except as expressly set forth in this Limited Consent, nothing in this Limited Consent shall constitute a modification or alteration of the terms, conditions or covenants of the Loan Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Loan Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as amended hereby. For the avoidance of doubt, this Limited Consent is a Loan Document.

2.            Conditions Precedent to Limited Consent. The satisfaction (or waiver in writing by Agent (at the direction of the Lenders) or the Lenders) of each of the following shall constitute conditions precedent to the effectiveness of this Limited Consent (the date on which all such conditions precedent are either satisfied or waived, being the “Consent Effective Date”):

(a)	The Agent and the Lenders shall have received this Limited Consent, duly executed by the parties hereto; and

(b)	The Borrower shall have reimbursed the Agent for all reasonable and documented fees, costs and expenses incurred through the Consent Effective Date (including, without limitation, attorneys’ fees and expenses related to the preparation, negotiation, execution, delivery of this Limited Consent).

For purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Limited Consent shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Agent shall have received notice from such Lender prior to the proposed Consent Effective Date specifying its objection thereto.

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3.             Representations and Warranties. In order to induce Agent and the Lenders to enter into this Limited Consent, Parent and Borrower each hereby represents and warrants to Agent and the Lenders that:

(a)            each of the representations and warranties made to Agent and Lenders under the Loan Agreement and all of the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties are true and correct in all respects subject to such qualification) on and as of the date hereof (after giving effect to this Limited Consent and the other documents executed in connection with this Limited Consent) except to the extent that such representations and warranties specifically relate to an earlier date, in which case such representations and warranties were true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date;

(b)           on and immediately prior to the date hereof and immediately after giving effect to this Limited Consent, no Default or Event of Default will have occurred and be continuing; and

(c)           on and immediately prior to the date hereof and immediately after giving effect to this Limited Consent, the Loan Parties, individually and collectively, are not Insolvent.

4.            GOVERNING LAW; JURISDICTION; WAIVER OF JURY TRIAL PROVISIONS. THIS LIMITED CONSENT SHALL BE SUBJECT TO THE PROVISIONS REGARDING GOVERNING LAW, JURISDICTION, AND WAIVER OF JURY TRIAL SET FORTH IN SECTION 14.14 OF THE LOAN AGREEMENT, AND SUCH PROVISIONS ARE INCORPORATED HEREIN BY THIS REFERENCE, MUTATIS MUTANDIS.

5.             Amendments. This Limited Consent cannot be altered, amended, changed or modified in any respect except in accordance with Section 14.4 of the Loan Agreement.

6.             Counterparts. This Limited Consent and any notices delivered under this Limited Consent may be executed by means of (i) an electronic signature that complies with the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act; (ii) an original manual signature; or (iii) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Limited Consent and the transactions contemplated hereby shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. This Limited Consent may be executed in any number of counterparts, and it is not necessary that the signatures of all parties hereto be contained on any one counterpart hereof, each counterpart will be deemed to be an original, and all together shall constitute one and the same document.

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7.             Agent. The Agent has executed this Limited Consent as directed under and in accordance with the Loan Agreement and will perform this Limited Consent solely in its capacity as Agent hereunder, and not individually. In performing under this Limited Consent, the Agent shall have all rights, protections, immunities and indemnities granted to it under the Loan Agreement. Subject to the terms of the Loan Agreement, the Agent shall have no obligation to perform or exercise any discretionary act. Each of the undersigned Lenders hereby directs and consents to the Agent’s execution of this Limited Consent.

[Signature Pages to Follow]

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IN WITNESS WHEREOF, each of the parties hereto has executed this Limited Consent as of the date and year first above written.

PARENT:	VERTEX ENERGY, INC.,
a Nevada corporation

	By:	/s/ Benjamin P. Cowart
		Name:	Benjamin P. Cowart
		Title:	President and Chief Executive Officer

BORROWER:	VERTEX REFINING ALABAMA LLC, a Delaware limited liability company

	By:	/s/ Benjamin P. Cowart
		Name:	Benjamin P. Cowart
		Title:	President and Chief Executive Officer

SUBSIDIARY GUARANTORS:

VERTEX REFINING TEXAS LLC, a Texas limited liability company

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX MARINE FUEL SERVICES LLC, a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX ENERGY OPERATING, LLC, a Texas limited liability company

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

[Signature page to Limited Consent]

VERTEX REFINING LA, LLC, a Louisiana limited liability company

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

HPRM LLC, a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	Director, President and Chief Executive Officer

TENSILE-HEARTLAND ACQUISITION CORPORATION, a Delaware corporation

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	Director, President and Chief Executive Officer

VERTEX RECOVERY MANAGEMENT, LLC, a Texas limited liability company

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX REFINING NV, LLC, a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX SPLITTER CORPORATION, a Delaware corporation

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	Director

[Signature page to Limited Consent]

VERTEX REFINING MYRTLE GROVE LLC, a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

CRYSTAL ENERGY, LLC, an Alabama limited liability company

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX ACQUISITION SUB, LLC, a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President

BANGO OIL LLC, a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

CEDAR MARINE TERMINALS, LP, a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

[Signature page to Limited Consent]

CROSSROAD CARRIERS, L.P., a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX RECOVERY, L.P., a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

H & H OIL, L. P., a Texas limited partnership

By: Vertex II GP, its General Partner

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX II GP, LLC, a Nevada limited liability company

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

TENSILE-MYRTLE GROVE ACQUISITION CORPORATION, a Delaware corporation

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chairman of the Board

[Signature page to Limited Consent]

VERTEX MERGER SUB, LLC, a California limited liability company

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX RENEWABLES LLC, a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

VERTEX RENEWABLES ALABAMA LLC, a Delaware limited liability company

By:	/s/ Benjamin P. Cowart
	Name:	Benjamin P. Cowart
	Title:	President and Chief Executive Officer

[Signature page to Limited Consent]

LENDERS:

WHITEBOX MULTI-STRATEGY PARTNERS, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Managing Director

WHITEBOX RELATIVE VALUE PARTNERS, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Managing Director

WHITEBOX GT FUND, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Managing Director

PANDORA SELECT PARTNERS, LP

By:	/s/ Andrew Thau
	Name:	Andrew Thau
	Title:	Managing Director

[Signature page to Limited Consent]

HIGHBRIDGE TACTICAL CREDIT MASTER FUND, L.P.

By:	Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
	Name:	Steve Ardovini
	Title:	Authorized Signatory

HIGHBRIDGE TACTICAL CREDIT INSTITUTIONAL FUND, LTD.

By:	Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
	Name:	Steve Ardovini
	Title:	Authorized Signatory

HIGHBRIDGE SCF II LOAN SVP, L.P.

By:	Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
	Name:	Steve Ardovini
	Title:	Authorized Signatory

1992 MASTER FUND CO-INVEST SPC – SERIES 4 SEGREGATED PORTFOLIO

By:	Highbridge Capital Management, LLC, as Trading Manager and not in its individual capacity

By:	/s/ Steve Ardovini
	Name:	Steve Ardovini
	Title:	Authorized Signatory

[Signature page to Limited Consent]

BLACKROCK DIVERSIFIED PRIVATE DEBT FUND MASTER LP

By:	BlackRock Financial Management, Inc., its investment manager

By:	/s/ Zach Viders
	Name:	Zach Viders
	Title:	Authorized Signatory

GCO II AGGREGATOR 6 L.P.

By:	BlackRock Financial Management, Inc., its manager

By:	/s/ Zach Viders
	Name:	Zach Viders
	Title:	Authorized Signatory

GCO II AGGREGATOR 2 L.P.

By:	BlackRock Financial Management, Inc., its manager

By:	/s/ Zach Viders
	Name:	Zach Viders
	Title:	Authorized Signatory

[Signature Page to Limited Consent]

CHAMBERS ENERGY CAPITAL IV, LP

By:	CEC Fund IV GP, LLC, its general partner

By:	/s/ Robert Hendricks
	Name:	Robert Hendricks
	Title:	Partner

[Signature Page to Limited Consent]

CROWDOUT CAPITAL LLC

By:	/s/ Brian Gilmore
	Name:	Brian Gilmore
	Title:	Managing Member

CROWDOUT CREDIT OPPORTUNITIES FUND LLC

By:	/s/ Brian Gilmore
	Name:	Brian Gilmore
	Title:	Managing Member

[Signature Page to Limited Consent]

Agent:

CANTOR FITZGERALD SECURITIES

By:	/s/ Ryan Yeh
	Name:	Ryan Yeh
	Title:	Assistant General Counsel

[Signature Page to Limited Consent]